Quarterly Holdings Report
for
Fidelity® Investment Grade Securitized ETF
November 30, 2021
FIG-NPRT1-0122
1.9900962.100

Schedule of Investments November 30, 2021 (Unaudited)
Showing Percentage of Net Assets
U.S. Government Agency - Mortgage Securities – 99.0%
		Principal Amount(a)	Value
Fannie Mae – 57.0%
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.220% 0.268% 5/25/31 (b)(c)		$ 150,000	$ 149,866
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.230% 0.278% 5/25/28 (b)(c)		43,998	43,998
1.50% 12/1/51 (d)		400,000	386,797
2.00% 6/1/50 to 11/1/51		823,093	827,322
2.00% 12/1/51 (d)(e)		575,000	575,520
2.00% 1/1/52 (d)		250,000	249,738
2.50% 12/1/32 to 12/1/51		910,224	938,371
2.50% 12/1/51 (d)(e)		250,000	256,250
2.50% 1/1/52 (d)		50,000	51,125
3.00% 11/1/34 to 11/1/51		119,308	125,697
3.00% 3/1/50 (f)		167,404	175,845
3.50% 10/1/47 to 8/1/50		1,206,498	1,280,501
4.00% 3/1/49		80,067	85,400
4.50% 7/1/47 to 12/1/48		91,912	101,588
3.00% 9/1/34		30,603	32,301
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.220% 0.268% 10/25/31 (b)(c)		94,000	93,828
2.00% 3/1/51 to 11/1/51		198,417	199,056
2.50% 12/1/51		49,998	51,502
TOTAL FANNIE MAE	5,624,705
Freddie Mac – 12.7%
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.230% 0.278% 4/25/31 (b)(c)		150,000	150,000
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.240% 0.288% 3/25/31 (b)(c)		199,996	199,885
U.S. SECURED OVERNIGHT FINL RATE 30 DAY AVERAGE (SOFR30A) INDX + 0.250% 0.298% 2/25/31 (b)(c)		50,000	50,025
2.50% 10/1/50		182,538	188,643
3.00% 2/1/50		323,591	339,278
3.50% 1/1/47 to 4/1/50		307,693	326,961
TOTAL FREDDIE MAC	1,254,792
Ginnie Mae – 26.2%
2.00% 12/1/51 (d)		450,000	455,751
2.50% 4/20/51 to 7/20/51		81,206	83,501
2.50% 12/1/51 (d)		325,000	333,892

		Principal Amount(a)	Value

3.00% 11/20/50 to 5/20/51		$ 223,792	$ 231,891
3.00% 12/1/51 (d)		300,000	310,896
3.50% 4/20/50 to 11/20/50		617,623	645,081
3.50% 12/1/51 (d)(e)		300,000	313,300
3.50% 1/1/52 (d)		200,000	208,648
TOTAL GINNIE MAE	2,582,960
Uniform Mortgage Backed Securities – 3.1%
3.00% 12/1/51 (d)(e)		300,000	311,461
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $9,808,668)	9,773,918
Collateralized Mortgage Obligations – 11.2%

PRIVATE SPONSOR – 11.2%
BX 2021-LBA3 Mortgage Trust 1 month U.S. LIBOR + 0.689% 0.779% 10/15/36 (b)(c)(g)		100,000	99,719
BX Commercial Mortgage Trust 2021-ACNT 1 month U.S. LIBOR + 0.850% 0.95% 11/15/26 (b)(c)(g)		100,000	99,751
Cascade Funding Mortgage Trust 2021-HB6 0.898% 6/25/36 (c)(g)		92,570	92,510
CFMT 2021-EBO1 LLC 0.985% 11/25/50 (c)(g)		90,545	90,432
CIM Retail Portfolio Trust 2021-RETL 1 month U.S. LIBOR + 1.400% 1.49% 8/15/36 (b)(c)(g)		100,000	99,811
GS Mortgage Securities Trust Series 2019-GC39 3.567% 5/10/52		145,000	159,526
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8 3.424% 10/15/45 (g)		100,000	101,234
Life 2021-BMR Mortgage Trust Series 2021-BMR, Class A 1 month U.S. LIBOR + 0.700% 0.79% 3/15/38 (b)(c)(g)		100,000	99,797
Morgan Stanley Capital I Trust Series 2019-L2 3.806% 3/15/52		150,000	164,125

Quarterly Report	2

Collateralized Mortgage Obligations – continued
		Principal Amount(a)	Value
PRIVATE SPONSOR – continued
Wells Fargo Commercial Mortgage Trust Series 2021-FCMT, Class A 1 month U.S. LIBOR + 1.200% 1.29% 5/15/31 (b)(c)(g)		$ 100,000	$ 99,970
TOTAL PRIVATE SPONSOR			1,106,875
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,115,994)	1,106,875
U.S. Treasury Obligations – 2.7%

U.S. Treasury Bonds 1.375% 11/15/31		77,000	76,531
U.S. Treasury Note 1.375% 10/31/28		30,000	30,023
U.S. Treasury Notes:
1.00% 7/31/28 (h)		69,000	67,453
1.125% 8/31/28		96,000	94,552
TOTAL U.S. TREASURY OBLIGATIONS (Cost $269,585)	268,559
Asset-Backed Securities – 1.0%

Ajax Mortgage Loan Trust 1.74% 12/25/60 (c)(g) (Cost $92,564)		92,573	92,851

Money Market Fund – 24.3%
		Shares
Fidelity Cash Central Fund, 0.06% (i) (Cost $2,403,256)		2,402,775	2,403,256
TOTAL INVESTMENT IN SECURITIES – 138.2% (Cost $13,690,067)	13,645,459
NET OTHER ASSETS (LIABILITIES) – (38.2%)	(3,770,477)
NET ASSETS – 100.0%	$ 9,874,982

Legend
(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	A portion of the security sold on a delayed delivery basis.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,841.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $876,075 or 8.9% of net assets.
(h)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $7,850.
(i)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Sold
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	(2)	March 2022	$ 437,469	$ (276)	$ (276)
CBOT 10-Year U.S. Treasury Note Contracts (United States)	3	March 2022	392,438	3,047	3,047
CBOT Long Bond U.S. Treasury Note Contracts (United States)	(2)	March 2022	324,250	(5,514)	(5,514)
Total Treasury Contracts					$ (2,743)
The notional amount of futures purchased as a percentage of Net Assets is (3.7)%
Swaps
Underlying Reference	Maturity Date	Clearinghouse/ Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/ (Paid)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$70,000	$ 50	$(338)	$388
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$60,000	43	(213)	256
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$30,000	21	(103)	124
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs Sachs & Co. LLC	(0.5%)	Monthly	$30,000	21	(92)	113
TOTAL CREDIT DEFAULT SWAPS						$135	$(746)	$881

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse/ Counterparty[1]	Maturity Date	Notional Amount	Value	Upfront Premium Received/ (Paid)[2]	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps
1.5%	Semi-Annual	3-month LIBOR[3]	Quarterly	LCH	Dec. 2028	$58,000	$(992)	$0	$(992)

1	Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.
2	Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
3	Represents floating rate.
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.06%	$3,471,995	$1,024,668	$2,093,407	$417	$—	$—	$2,403,256	0.0%
Amounts in the income column in the above table include any capital gain distributions from underlying funds.
Quarterly Report	4

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset-Backed Securities, Collateralized Mortgage Obligations and U.S. Government Agency - Mortgage Securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type of by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund’s use of derivatives increased or decreased its exposure to the following risk(s):
Credit Risk – Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk – Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with
5	Quarterly Report

Schedule of Investments (Unaudited)–continued
each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund’s net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund’s custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund’s custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund’s custodian bank. The Fund’s maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty’s unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.
A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.
A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.
Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.
Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.
Credit Risk
The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	6

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
7	Quarterly Report